LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 4, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE SELECT FUND

DATED MARCH 1, 2016

The Board of Trustees has approved the engagement of Electron Capital Partners, LLC (“Electron”) as a subadviser to manage an equity hedge — long/short equity strategy for the fund. Electron is expected to start managing a portion of the fund’s assets as early as March 16, 2016.

The section of the Statement of Additional Information titled “Investment Objective and Management Policies – Investment Objective and Principal Investment Strategies” is supplemented with the following text:

Investment strategy	Subadviser
Equity Hedge	Electron Capital Partners, LLC

Electron (Equity Hedge — Long/Short Equity): The subadviser’s strategy focuses on the global utilities sector, which includes electricity, gas, water and waste companies, and related companies in the infrastructure sector, utilizing a top-down and bottom-up investment approach to invest across a universe of approximately 375 equities. The subadviser analyzes global utility market structures in order to identify potential themes. The subadviser then performs bottom-up stock analysis. The subadviser monitors approximately 60 industry, commodity and financial metrics to ensure its portfolio is properly hedged, to analyze risk and reward profiles and to identify and mitigate global risk factors. The subadviser selects securities that in the subadviser’s opinion have the most upside/downside potential and greatest risk/return trade-off. The subadviser takes both long and short positions and normally holds 100+ positions.

The section of the Statement of Additional Information titled “Investment Management and Other Services – Subadvisers and trading advisor” is supplemented with the following text:

Electron Capital Partners, LLC (“Electron”), 599 Lexington Avenue, 38th Floor, New York, New York 10022, serves as a subadviser of the fund. Electron is owned by James “Jos” Shaver, the portfolio manager of Electron and its managing partner, and Electron Principals (IM), LLC, a Delaware limited liability company (“Electron Principals (IM)”). Electron Principals (IM) is owned by Mr. Shaver, who also serves as its managing partner, and by Ran Zhou, Peter Suozzo, Neil Choi and Zhe Zheng.

The section of the Statement of Additional Information titled “Appendix B – Proxy Voting Policies and Procedures” is supplemented with the following text:

PROXY VOTING

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which the Company has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. The Company is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Company’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

The Company’s Policy is to act in the best interest of its Clients when exercising its proxy voting authority. If the Company accepts proxy voting authority from a Client, the Company will dutifully analyze the issues involved with all shareholder votes. The Company will generally vote Client Proxies in accordance with the Proxy Voting Guidelines and will generally vote in the same manner for all Clients holding a particular security, subject to the investment objectives and best interests of the Client. With respect to matters not covered by the Proxy Voting Guidelines, the Company will evaluate the probable impact on corporate operations, and vote Client Proxies in what it views to be in accordance with the best interests of its Clients.

These policies and procedures do not mandate that the Company vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if the Company determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, the Company will not vote proxies for which a Client has not delegated voting authority to the Company.

Proxy Voting Procedures

Procedures

The Chief Compliance Officer will be primarily for ensuring that these policies and procedures are carried out. The Company utilizes a third-party electronic service, ProxyEdge, for receiving, processing, and voting Client Proxies. Generally, proxies received by the Company will be accessible via ProxyEdge’s electronic portal. The Company, via the portal, will:

log the receipt of the proxy materials received in a pending file until the proxy is voted by the Company (or a determination not to vote the proxy is made);

determine whether the Client(s) that are the beneficial owner(s) of the Securities subject to the proxy has delegated proxy voting authority to the Company;

confirm that the proxy materials received relate to the correct number of shares, as of the record date;

identify any material conflicts of interest in regard to voting on the matter presented to shareholders in the proxy, such identification process to include a review of the relationship of the Company with the issuer of each Security and any of the issuer’s affiliates to determine whether the issuer is a Client of the Company or has some other relationship with: (a) the Company, (b) its principals or employees, or (c) any Client of the Company; and

vote on all matters presented in proxies by completing them and mailing them or responding electronically in a timely and appropriate manner in compliance with the Proxy Voting Guidelines.

While not typical, the Company may receive proxies in the mail rather than through the electronic portal. In such instances, the Company will ensure that the above-listed steps are carried out with respect to proxies received in the mail and that they are voted in accordance with these procedures.

The Company may retain a third-party to assist it in coordinating and voting Client Proxies. If so, the Chief Compliance Officer will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained. The Company may also consult with legal counsel regarding material conflicts of interest in regard to voting proxies.

Any employee, officer or director of the Company receiving an inquiry directly from a company holding a proxy contest must promptly notify the Chief Compliance Officer.

Conflicts of Interest

The Company will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The Chief Compliance Officer will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The Chief Compliance Officer may consult with the Company’s legal counsel regarding these matters. The Chief Compliance Officer will presume a conflict of interest to exist whenever the Company or any partner, member, affiliate, subsidiary or employee of the Company has a personal or business interest in the outcome of a particular matter before shareholders. A conflict is presumed, for example, in any case where: (i) the Company has a business, financial, or personal relationship with participants in a proxy contest or candidates for corporate directorships; or (ii) the Company, in its capacity as general partner or manager (or some similar capacity) of a Private Fund Client, also manages or seeks to manage the retirement plan assets of a company whose Securities are held by the Private Fund Client. Other examples where the Chief Compliance Officer will presume the existence of a conflict of interest for proxy-voting purposes include, but are not limited to, whenever:

a current Client of the Company is affiliated with a company soliciting proxies, and has communicated its view to the Company on an impending proxy vote;

the Company has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

a third-party with an interest in the outcome of a shareholder vote has attempted to influence the Company.

Resolving Conflicts of Interest

A presumption of a conflict of interest will not necessarily prevent the Company from voting Client Proxies. In the event that the Company perceives a direct or indirect conflict to exist between the Company’s interests and those of its Clients, the Company will, in each event, promptly disclose these conflicts to the affected Client in writing and obtain the Client’s prior written consent before exercising any proxy voting authority over the Client Proxy. If the Company is unable to contact a Client or otherwise obtain written consent by the time the vote of the proxy is due, then the Company will not vote the Client Proxy.1 In addition, putative conflicts deemed by the Chief Compliance Officer, in conjunction with Senior Management and/or the Company’s legal counsel, to be immaterial to a shareholder vote will not prevent the Company from voting the related proxies.

[1]

Alternatively, the Company may adopt a predetermined voting policy that is disclosed to Clients in advance and that dictates how Client Proxies for which the Company has voting authority will be voted, regardless of whether or not the Company has an interest therein. Further, the Company may adopt a policy requiring it to rely on the recommendations of an independent third-party that is versed on the matters being voted upon.

Limitations on Proxy Voting

The Company will not be obliged to vote a Client Proxy if the Company reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients

Form ADV Disclosure

The Company will disclose in Part 2A of its Form ADV that Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how the Company voted such Client’s proxies for the past five years. The summary of this Policy included in the Company’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, the Company will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, the Company will, for a period of at least five years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of the Company:

a copy of this Policy;

a copy of the Proxy Voting Guidelines;

a copy of each proxy statement received by the Company regarding Securities held on behalf of its Clients;

a record of each vote cast by the Company on behalf of its Clients;

a copy of any documents prepared by the Company that were material to making a decision how to vote, or that memorialized the basis for such decision; and

a copy of each written request received from a Client as to how the Company voted proxies on its behalf, and a copy of any written response from the Company to any (written or oral) Client request for information on how the Company voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, the Company may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that the Company has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

The Company will retain each of the records listed above in accordance with the Company’s Recordkeeping policies and procedures.

PROXY VOTING GUIDELINES

Each proxy issue will be considered on a case-by-case basis. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, the Company will exercise its best judgment as a fiduciary to vote in accordance with the best interests of its Clients.

Management Proposals

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company), the Company will vote in accordance with the recommendation of the company’s management, unless, in the Company’s opinion, such recommendation is not in the best interests of its Clients. Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

•	Ratification of appointment of independent auditors

•	General updating/corrective amendments to charter

•	Increase in common share authorization for a stock split or share dividend

•	Stock option plans that are incentive based and not excessive

•	Election of directors and payment of fees (unless such fees exceed market standards)

Non-routine matters may involve a variety of issues. The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

•	Directors’ liability and indemnity proposals

•	Executive compensation plans

•	Mergers, acquisitions, and other restructurings submitted to a shareholder vote

•	Anti-takeover and related provisions

•	Shareholder Proposals

Shareholder Proposals

In general, the Company will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, the Company will support shareholder proposals that are consistent with the Company’s proxy voting guidelines for board-approved proposals.

Generally, shareholder proposals related to the following items are supported:

•	Confidential voting

•	Bylaw and charter amendments only with shareholder approval

•	Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

•	Limitations on the tenure of directors

•	Cumulative voting

•

Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

•	Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Abstaining from Voting or Affirmatively Not Voting

The Company may abstain from voting (which generally requires submission of the proxy voting card) or decide not to vote if the Company determines that abstaining or not voting is in the best interests of its Clients. Factors that may be considered in making such a determination may include the costs associated with exercising the proxy (e.g. travel or translation costs) and any legal restrictions on trading resulting from the exercise of a proxy.

Please retain this supplement for future reference.

PRML248170